SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2006

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                        GENCO SHIPPING & TRADING LIMITED
             (Exact name of registrant as specified in its charter)

 Republic of the Marshall Islands          000-5142              98-043-9758
 (State or other jurisdiction of    (Commission file number)  (I.R.S. employer
  incorporation or organization)                             identification no.)

 299 Park Avenue, 20th Floor
        New York, NY                                               10171
    (Address of principal                                        (Zip code)
     executive offices)

       Registrant's telephone number, including area code: (646) 443-8550



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Genco Shipping & Trading Limited (the "Company"), dated February 13, 2006, reporting the Company's financial results for the fourth quarter and the year ended December 31, 2005.

The information set forth under "Item 2.02 Results of Operations and Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
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   99.1           Press Release dated February 13, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENCO SHIPPING & TRADING LIMITED

                              DATE:  February 13, 2006


                              /s/ John C. Wobensmith
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                              John C. Wobensmith
                              Chief Financial Officer, Secretary
                              and Treasurer (Principal Financial and
                              Accounting Officer)







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